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                                                                  EXHIBIT 10.104

                          EQUIPMENT PURCHASE AGREEMENT
                                       AND
                                  BILL OF SALE

         THIS EQUIPMENT PURCHASE AGREEMENT AND BILL OF SALE (this "Agreement") is made this 3rd day of July, 1996, by and between LH LEASING COMPANY, INC., an Arizona corporation ("Buyer"), and TEXAS BEP, L.P., a Texas limited partnership ("Seller").

                                    RECITALS

         A. On May 31, 1996, DenAmerica Corp. entered into a Stock Purchase Agreement for the purchase of all of the stock of Black-eyed Pea U.S.A., Inc. (the "Purchase Agreement").

         B. In conjunction with the Purchase Agreement, DenAmerica Corp., its subsidiaries and LH Leasing Company, Inc., desire to transfer and lease certain assets used in the operation of the restaurants acquired by DenAmerica Corp. as a result of the Purchase Agreement.

         C. Seller desires to sell, and Buyer desires to buy, all of the appliances, furniture, fixtures, equipment and other personal property, if any, owned by Seller and situated on or at the restaurants located at the restaurant locations identified on Schedule A attached hereto (the "Equipment"), pursuant to the terms and conditions of this Agreement, which shall also serve as a bill of sale for the Equipment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         SECTION 1. SALE AND PURCHASE.

                  1.1 EQUIPMENT AND RIGHTS TO BE SOLD AND PURCHASED. Seller hereby sells and Buyer hereby purchases, subject to the terms and conditions of this Agreement, the Equipment owned by Seller, located at the restaurant locations identified on Schedule A, together with all rights of Seller under express or implied warranties from manufacturers, wholesalers and distributors with respect to the Equipment.

         SECTION 2. PURCHASE PRICE; BILL OF SALE.

                  2.1 AMOUNT AND PAYMENT OF PURCHASE PRICE. As full and complete payment for the Equipment, Buyer has paid to Seller $_____________________, and other good and valuable consideration (the "Purchase Price").
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                  2.2 BILL OF SALE. This Agreement is intended to, and shall, be evidence of the transfer of the Equipment as provided for herein, and such transfer is made with the representations and warranties provided for herein. In exchange for the Purchase Price paid by Buyer at or before the execution and delivery hereof, the receipt and sufficiency of which is hereby acknowledged by Seller, Seller hereby conveys, grants, bargains, sells, transfers, sets over, assigns, aliens, remises, releases, delivers and confirms unto Buyer, its successors and assigns forever, all right, title and interest in and to all of the Equipment, wherever situated and located.

                  If the conveyance of any of the Equipment attempted to be made hereunder would be ineffective as between Buyer and Seller without the consent of any third person, or would serve as a cause for terminating, invalidating or materially altering the rights of Seller, or of Buyer as a transferee thereof, arising under any agreement, lease, permit, license, right, claim or otherwise, or would cause or serve as a cause for the loss of ownership thereof by either Seller or Buyer, then such Equipment is temporarily excluded from the aforesaid conveyance and assignment and no assignment or conveyance of such Equipment shall be deemed to have occurred. However, Seller shall, to the greatest extent permitted, hold such Equipment for the exclusive use and benefit of the Buyer and its successor or assigns until such consent has been obtained. After consummation of the transaction contemplated by this Agreement (the "Closing"), Seller shall use good faith best efforts to obtain all consents and approvals necessary or required to transfer title to the Equipment to Buyer, which obligation shall survive the Closing and continue in effect. Upon the obtaining of such consent, no further conveyance or assignment shall be required, but full and complete title to such Equipment shall automatically become vested in Buyer by virtue of this Agreement.

         SECTION 3. SELLER'S REPRESENTATIONS AND WARRANTIES. To induce Buyer to enter into this Agreement, Seller represents and warrants to Buyer as of the date of this Agreement as follows:

                  3.1 CORPORATE STATUS AND AUTHORITY. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the state of its formation, has the requisite power and authority to own and operate the Equipment and to carry on its business as now being conducted and is duly qualified to conduct its business in all jurisdictions in which the nature of its business requires such qualification. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof have been validly authorized by all necessary action of Seller's general partner, and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

                  3.2 NO NOTICE OF VIOLATION OF LAW. Seller has not received any written, official notice or citation from any federal, state or local authority or any insurance or inspection body that any of the Equipment is in contravention of, or fails to comply in any material respect with, any applicable federal, state or local law, ordinance, regulation, building law or requirement of any public body, including, but not limited to, any federal, state or local laws

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or regulations relating to health or safety matters or any OSHA requirements, except for notices or citations as to matters which would not have a material adverse effect on the Equipment or Seller's use of the Equipment, taken as a whole.

                  3.3 CONDITION OF EQUIPMENT. The Equipment used in Seller's business as of the date hereof is in reasonable operating condition and in a state of reasonable maintenance and repair, normal wear and tear excepted. The Equipment located in the restaurants identified on Schedule A attached hereto is reasonably sufficient to operate the business of the respective restaurants as currently operated.

                  3.4 TITLE TO EQUIPMENT. Seller has good and marketable title to all of the Equipment. The Equipment is not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest or title retention or other security arrangement, except for liens for the payment of federal, state and other taxes, the payment of which is neither delinquent nor subject to penalties. All leases pursuant to which the Seller or any of its subsidiaries leases any substantial amount of personal property that constitutes a portion of the Equipment are valid and effective in accordance with their respective terms.

         SECTION 4. BUYER'S REPRESENTATIONS AND WARRANTIES. To induce Seller to enter into this Agreement, Buyer represents and warrants as of the date of this Agreement that Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been validly authorized by all appropriate corporate action.

         SECTION 5. NO FURTHER WARRANTIES OF SELLER. ALL SALES, CONVEYANCES, ASSIGNMENTS, TRANSFERS AND DELIVERIES TO BE MADE HEREUNDER WILL BE MADE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, WHETHER EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH HEREIN. ALL ASSETS AND RIGHTS SOLD, CONVEYED, ASSIGNED, TRANSFERRED AND DELIVERED HEREUNDER ARE SOLD, CONVEYED, ASSIGNED, TRANSFERRED AND DELIVERED "AS IS," (EXCEPT AS EXPRESSLY SET FORTH HEREIN) AND SELLER EXPRESSLY DISCLAIMS ANY ADDITIONAL WARRANTIES OF CONDITION, OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. This Agreement is made, however, with full rights of substitution and subrogation of the Buyer in and to all covenants, warranties and other rights of indemnification by others heretofore given or made to Seller with respect to any of the Equipment.

         SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in this Agreement shall survive the execution of this Agreement.

         SECTION 7. INDEMNIFICATION. The parties hereto hereby agree to defend, indemnify and hold harmless each other, and their respective successors and assigns, for, from and against, any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs and expenses

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(including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action which the party seeking indemnification hereunder, its successors or assigns, may suffer or incur by reason of the inaccuracy of any of the representations or warranties of the other party hereto contained in this Agreement.

         SECTION 8. APPOINTMENT OF ATTORNEY-IN-FACT. Seller hereby constitutes and appoints Buyer, its successors and assigns, as Seller's true and lawful attorney-in-fact and attorneys, with full power of substitution, in Seller's name and stead, but on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive any and all of the Equipment, and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Seller's name or otherwise, on behalf and for the benefit of Buyer, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Buyer, its successors or assigns, may deem proper for the reduction to possession of the Equipment and enforcement of any claim or right of any kind hereby sold, conveyed, transferred and assigned, or intended so to be, and to do all acts and things relating to the Equipment that Buyer, its successors or assigns, shall deem desirable, Seller hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Seller. Seller shall cooperate with Buyer in connection with realizing Buyer's rights and benefits with respect to the Equipment.

         SECTION 9. NO THIRD PARTY BENEFICIARIES. Notwithstanding anything contained herein to the contrary, nothing in this Agreement, express or implied, is intended to or shall be construed to confer upon, or give to, any person, partnership, corporation or other entity other than Buyer and its successors and assigns, any remedy or claim under or by reason of this Agreement or any terms, covenants or conditions, promises and agreements hereof, and all the terms, covenants and conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of Buyer and its successors and assigns.

         SECTION 10. FURTHER ASSURANCES. Seller and Buyer shall execute and deliver all such other instruments and take all such other action, as any party may reasonably request from time to time, in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement.

         SECTION 11. BROKERS AND FINDERS. Each of the parties hereto represents and warrants to the other that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement, nor has it had any dealings with any person which may entitle that person to a fee or commission from any other party hereto. Each of the parties indemnifies and holds the other harmless from and against any claim, demand or damages whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other parties to this Agreement.

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         SECTION 12.  GENERAL PROVISIONS.

                  12.1 NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt by personal delivery or registered or certified mail, postage prepaid, return receipt requested.

                  12.2 BINDING NATURE OF AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party hereto, which consent may not be unreasonably withheld or delayed.

                  12.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                  12.4 CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Arizona, notwithstanding any conflict-of-law provisions to the contrary.

                  12.5 SCHEDULES AND EXHIBITS. All Schedules referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                  12.6 WAIVER. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  12.7 TITLES NOT TO AFFECT INTERPRETATION. The titles of Sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

                  12.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party

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whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerox copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

                  12.9 PROVISIONS SEVERABLE. The provisions of this Agreement are independent and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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         IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first above written.

                                   BUYER:

                                   LH LEASING COMPANY, INC., AN ARIZONA
                                   CORPORATION

                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------

                                   SELLER:

                                   TEXAS BEP, L.P., A TEXAS LIMITED PARTNERSHIP

                                   By:   Black-eyed Pea U.S.A., Inc., a Texas
                                         corporation

                                            By:
                                                -------------------------
                                            Its:
                                                --------------------------

                                   Its:     General Partner




                                     Witness

         In accordance with the requirements of Arizona Revised Statutes Section 14-5503, the undersigned has executed this Agreement solely for the purpose of witnessing the grant of the powers of attorney by Seller to Buyer, as described in this Agreement.


                                        ---------------------------------------
                                        Signature and Printed Name of Witness




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                                 ACKNOWLEDGMENT

STATE OF ARIZONA           )
                           )  ss.
County of Maricopa         )

         The foregoing instrument was acknowledged before me this day of July, 1996, by _________________________ , the ______________________________ of
Black-eyed Pea U.S.A., Inc., a Texas corporation, General Limited Partner of Texas BEP, L.P., a Texas limited partnership, on behalf of the limited partnership.


                                       -------------------------
                                       Notary Public

My commission expires:

- ---------------------




STATE OF ARIZONA           )
                           )  ss.
County of Maricopa         )

         The foregoing instrument was acknowledged before me this day of July, 1996, by ______________________ , the ____________________ of LH Leasing
Company, Inc., an Arizona corporation, on behalf of the corporation.


                                         -------------------------
                                         Notary Public




My commission expires:

- ------------------------



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